Exhibit 99.1




TO:  PR NEWSWIRE
DISTRIBUTION
US 2
IRW











                              FOR IMMEDIATE RELEASE

       DEL LABORATORIES, INC. ANNOUNCES FINANCIAL ANALYST CONFERENCE CALL



UNIONDALE, NY August 4, 2006 - - Del Laboratories, Inc. announced today that the Company will hold its financial analyst conference call on Wednesday, August 9, 2006 at 2:00 PM eastern time to discuss its financial results for the quarter and six months ended June 30, 2006 and recent developments. Participants may join the call by dialing (866) 219-5894, conference I.D. Del Labs.







                           CONTACT: Joseph Sinicropi
                                    Executive Vice President
                                    Chief Financial Officer
                                    726 Reckson Plaza
                                    Uniondale, NY 11556
                                    (516) 844-2050